UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2007

DEERFIELD TRIARC CAPITAL CORP.

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 NORTH RIVER ROAD, ROSEMONT, ILLINOIS		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 17, 2007, Deerfield Triarc Capital Corp. ("DFR") issued a press release announcing the closing of DFR Middle Market CLO Ltd., a $300 million middle market collateralized loan obligation transaction (the "CLO"). The securities issued by the CLO consist of $250 million of investment grade rated notes and $50 million of equity (in the form of subordinated notes). A wholly-owned subsidiary of DFR retained all $19 million of the BBB/Baa2 rated notes and all the equity, for a total investment of $69 million. DFR will consolidate the CLO’s assets and liabilities for financial reporting purposes. Deerfield Capital Management LLC, DFR’s external advisor, will serve as the Collateral Manager for the CLO.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of DFR under the Securities Act of 1933.

IMPORTANT INFORMATION

On April 20, 2007, DFR issued a press release announcing that it has entered into a definitive agreement to acquire Deerfield & Company LLC ("Deerfield") from Triarc Companies, Inc., which owns a controlling interest in Deerfield, and its other members. In connection with the proposed transaction, DFR has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement will be mailed to DFR’s stockholders, who may also obtain the proxy statement and all other relevant documents filed by DFR with the SEC free of charge at the SEC’s Web site www.sec.gov or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O’Hare Center, 9th Floor, 6250 North River Road, Rosemont, Illinois 60018, USA, 773-380-1600.

DFR’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DFR in favor of the proposed transaction.

Information about DFR and its directors and executive officers, and their ownership of DFR’s securities, is set forth in the aforementioned proxy statement. Additional information regarding the interests of those persons may be obtained by reading the proxy statement.

The statements in this report, including in the exhibit to this report, that are not historical facts, including information concerning possible or assumed future results of operations of DFR and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results are forward-looking statements under the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this report and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

For those statements, we claim the protection of the safe harbor for forward-looking statements in the Reform Act. Many important factors could affect our future results and could cause them to differ materially from those expressed in the forward-looking statements contained herein. Such factors include higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings; our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our mortgage securities and other positions; increased rates of default on our loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve, reducing our net interest income on our financed mortgage securities positions; our inability adequately to hedge our holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing our net interest income on future credit investments; changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy; lack of availability of qualifying real estate-related investments; disruption in the services we receive from our manager, such as loss of key portfolio management personnel; our inability to continue to issue collateralized debt obligation vehicles; adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for investments with limited supply; changes in the general economy or debt markets in which we invest; difficulties in our planned transition from external to internal management; a decline in the revenues or financial condition of our manager after we acquire it; and other risks and uncertainties disclosed from time to time in our filings with the SEC, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of filing of this report as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties. You should carefully consider the factors referenced in our most recent Annual Report on Form 10-K and other SEC filings, as such factors, among others, could cause actual results to vary from our forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release issued on July 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD TRIARC CAPITAL CORP.

July 18, 2007	By:	/s/ Frederick L. White

Name: Frederick L. White
Title: Sr. Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued July 17, 2007